Exhibit 10.14
                            ASSET PURCHASE AGREEMENT

                                      among


                 SUMMIT HEALTHCARE, INC., CAMDEN HOLDINGS, INC.,
                      SUMMITT VENTURES, INC., MARK ANDERSON

                                       and

                      NEW MILLENNIUM CAPITAL PARTNERS, LLC




                                December 31, 2002

         This ASSET PURCHASE AGREEMENT, is made as of December 31, 2002 (this "Agreement"), among Summit Healthcare, Inc., a Nevada corporation ("Summit"), Camden Holdings, Inc., a Nevada corporation ("Camden"), Summitt Ventures, Inc., a Nevada Corporation ("Summit Ventures"), Mark Anderson, an individual ("Anderson"; collectively, Camden, Summit and Anderson are referred to herein as the "Seller"), and New Millennium Capital Partners, LLC, a Nevada limited liability company ("Purchaser").

         WHEREAS, Summitt Ventures is the holder of a promissory note in the amount of $1,120,000 by and against NuWay Medical, Inc., and desires to assign the rights and obligations under the note to Purchaser;

         WHEREAS, Purchaser is associated with Dennis Calvert, the current President of NuWay Medical, Inc.;

         WHEREAS, the Seller desires to sell its interest in NuWay Medical, Inc. to the Purchaser, and the Purchaser desires to purchase same from Seller;

         WHEREAS, the respective Boards of Directors of Seller and Purchaser of each of the corporations have approved the terms of this Agreement and of the transactions contemplated hereby; and

         WHEREAS,   the   Seller   and   Purchaser   desire   to  make   certain
representations, warranties and agreements in connection with the transactions provided for herein; and

         WHEREAS, the Closing of the transactions contemplated by this Agreement will take place with an effective date on or before December 31, 2002. This date is used to determine the change of control over the assets, operations, and use of the assets. The signing of this agreement is effective that date so signed by both parties.

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties and agreements herein contained, the parties hereto agree as follows:

                             ARTICLE 1 - DEFINITIONS

DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "ACQUIRED ASSETS" has the meaning specified in Section 2.01 hereof.

          "AGREEMENT" has the meaning specified in the introductory paragraph above.

         "ANCILLARY DOCUMENTS" as to any Person means all agreements, releases, certificates and other documents contemplated by this Agreement to be entered into or executed by such Person; and where a reference to a Person is made in conjunction with a reference to "ANCILLARY DOCUMENTS," the term shall refer only to such documents which such Person has entered into or executed.

          "CLOSING" has the meaning specified in Section 3.01 hereof.

         "CLOSING DATE" has the meaning specified in Section 3.01 hereof.

          "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock, par value $0.0001 per share, of Purchaser.

         "DAMAGES" has the meaning specified in Section 6.02(a) hereof.

          "ENCUMBRANCE" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, conditional sale agreement, financing statement or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset.

          "GOVERNMENTAL  ENTITY"  has the  meaning  specified  in  Section  4.02 hereof.

         "INFORMATION STATEMENT" has the meaning specified in the introductory paragraph above.

         "INTELLECTUAL PROPERTY" means all of the service marks, copyrights, franchises, software (including source codes), patents, patent applications, licenses, trademarks, trade names, know-how, slogans, logotypes and other similar intangible assets maintained, owned, used, held for use or otherwise held in connection with the Acquired Assets (including any and all applications, registrations, extensions and renewals relating thereto), and all of the rights, benefits, licenses, contracts, agreements and privileges associated therewith.

          "KNOWLEDGE" means, with respect to any Person, (i) actual knowledge of such Person (including the actual knowledge of the officers, directors and key employees of such Person) and (ii) actual knowledge that could have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent businessperson would have made or exercised in the management of his or her business affairs in light of the circumstances.

         "LAWS" means all applicable common law and any statute, law, code, ordinance, regulation, rule, resolution, order, determination, writ, injunction, award (including, without limitation, any award of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof.

         "LIABILITIES" means all debts, claims, agreements, liabilities and obligations (contingent or otherwise), including, without limitation, all salaries, severance payments, accounts payable, obligations incurred under license agreements, client contracts, supply contracts, leases and employment agreements, litigation claims or demands and any other obligations whether or not incurred in the ordinary course of business.

          "PERSON" means a natural person, corporation, partnership or other business entity, or any Governmental Entity.

         "PURCHASE PRICE" has the meaning specified in Section 3.02 hereof.

         "PURCHASER" has the meaning specified in the introductory paragraph above.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLERS" has the meaning specified in the introductory paragraph above.

          "TAX" and "TAXES" shall mean all federal, state, local and foreign property, sales and use, payroll, withholding, franchise and income taxes and all assessments, rates, levies, fees and other governmental charges, including any interest and penalties in respect of such amounts.


            ARTICLE 2 - PURCHASE AND SALE; ASSUMPTION OF LIABILITIES

         2.01 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement and in reliance upon Seller's representations and warranties contained herein, at the Closing Seller will sell, convey, assign, transfer and deliver, and Purchaser will acquire the following assets:

                  (a) 5,000,000 common stock shares of NuWay Medical, Inc., a Delaware Corporation (NASDAQ: NMED), formerly known as NuWay Energy, Inc., Latin American Casinos, Inc., and Repossession Auction, Inc. ("ACQUIRED ASSETS"). These shares shall be comprised of: (i) Camden's 2,017,458 shares, (ii) Summit's 2,505,543 shares, and (iii) Mark Anderson's shares.

                  (b) All rights and interests to receive payments from borrower NuWay Medical, Inc. with respect to that certain promissory note by and between Summit Ventures, Inc. and NuWay Energy, Inc., expressly dated July 16, 2001 (but actually dated July 16, 2002), in the amount of $1,120,000, payable in "one year" on June 15, 2003, a copy of which is attached hereto as Exhibit "A".

         2.02. ASSUMPTION OF LIABILITIES. The Acquired Assets consist only of stock in a publicly held corporation. Purchaser shall not assume any liabilities associated with the Acquired Assets.


                   ARTICLE 3 - THE CLOSING; ACQUISITION PRICE

3.01. THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Purchaser on or before December 31, 2002 (the "CLOSING DATE").

3.02. THE PURCHASE PRICE. At the Closing, Purchaser shall pay to Sellers the sum of Nine Hundred Thousand Dollars ($900,000), for the Acquired Assets (the "PURCHASE PRICE"). The Purchase Price shall be paid through a Promissory Note, a copy of which is attached to Schedule A, which must be executed on or prior to the Closing.

3.03. TRANSFER OF ASSETS. At the Closing, the Seller shall execute all documentation necessary to transfer ownership of the Acquired Assets to Purchaser, including the execution (with Medallion guarantees) of Irrevocable Stock Powers attached hereto as Schedule B.

3.04. DOMAIN NAME TRANSFER. At the Closing,  Seller shall sign the documentation
attached  as  Schedule  C  to  effectuate   the  transfer  of  the  domain  name
WWW.NUWAYMEDICAL.COM to NuWay Medical, Inc.

                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES
                                   OF SELLERS

         Seller hereby represents and warrants to Purchaser as follows:

           4.01 ORGANIZATION, GOOD STANDING AND FOREIGN QUALIFICATION. Seller is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware. Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on Seller.

         4.02 AUTHORITY RELATIVE TO AGREEMENTS. Seller has the requisite corporate power and authority to enter into this Agreement and all Ancillary Documents, and to carry out their obligations hereunder and thereunder. The execution and delivery of this Agreement and each Ancillary Document, and the consummation of the transactions provided for herein and therein, have been duly authorized by the unanimous consent of the Boards of Directors of Seller and do not violate any provision of the Certificate of Incorporation or Bylaws of Seller. The execution by Seller of this Agreement and each Ancillary Document, and the consummation of the transactions provided for hereby and thereby, will not conflict with or effect a breach, violation, default, or cause an event of default, under any mortgage, lease, or other material agreement or instrument, or any statute, regulation, order, judgment or decree to which Seller are a party or by which they are bound, or any law or governmental regulation applicable to Seller, or require the consent of any Person (other than the parties to this Agreement). Without limiting the generality of the foregoing, no notices, reports or other filings are required to be made by Seller with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Seller from, any government or governmental, regulatory or administrative authority or agency, domestic or foreign (each, a "GOVERNMENTAL ENTITY"), in connection with the execution and delivery of this Agreement by Sellers and the consummation by Seller of the transactions contemplated by this Agreement and the Ancillary Documents. This Agreement and the Ancillary Documents constitute legal, valid and binding obligations of Seller, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting rights of creditors generally and general principles of equity, whether applied at law or in equity.

         4.03 TAX MATTERS. Seller have duly and timely filed all Tax returns and reports required to be filed by Seller prior to the Closing Date, except to the extent that any failure or alleged failure to file any Tax return or report would not have a material adverse effect on Seller or the Acquired Assets. All of Seller's Tax returns and reports are true and complete in all material respects. Seller has paid all Taxes shown to be due on the aforesaid Tax returns and reports. Purchaser shall not become liable for any of Seller's liabilities for Taxes as a result of the transactions contemplated hereby, and no unpaid Taxes of Seller create any Encumbrance on the Acquired Assets.

         4.04. LITIGATION. There is no prosecution, suit, action, arbitration proceeding or governmental proceeding pending, or to the best Knowledge of Seller, threatened, against or affecting the transactions contemplated by this Agreement. There is not outstanding against Seller any decision, judgment, decree, injunction, rule or order of any court, arbitrator or Governmental Entity.

         4.05. BROKERS. There are no brokers involved in this sale and purchase, and neither Purchaser nor Seller shall have any obligation or liability to pay any fee or other compensation to any Person engaged by the other party in connection with this Agreement and the transactions contemplated hereby.

         4.06. TRUE COPIES. All copies of documents delivered or made available to Purchaser in connection with this Agreement are true and correct copies of the originals thereof.

         4.07. COMPLIANCE WITH LAW. Seller is in material compliance with all federal, state and local laws, regulations and ordinances applicable to its business and operations.

         4.08. INTELLECTUAL PROPERTY. Seller does not have any Knowledge and Seller has not received any notice to the effect that (i) the use of the Acquired Assets or the Intellectual Property may infringe on any intellectual property right or other legally protectable right of another, or (ii) any Person is using any patents, copyrights, trademarks, service marks, trade names, trade secrets or similar property that are confusingly similar with the Acquired Assets or Intellectual Property. Seller has not granted any license or other right to any other Person with respect to the Acquired Assets or Intellectual Property. To the best of Seller's Knowledge, the consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the Acquired Assets or Intellectual Property. Seller is not aware of any reason that would prevent any pending trademark, service mark, copyright, patent or other intellectual property applications required for the use of the Acquired Assets or Intellectual Property from having registration granted.

         4.09. ACQUIRED ASSETS. Camden currently holds 2,017,458 shares in NuWay Medical, Inc. Summit currently holds 2,505,543 shares in NuWay Medical, Inc. Anderson currently holds approximately 500,000 shares. The total number of shares being transferred is 5,000,000 shares. The acquired assets include all Seller's rights to receive funds pursuant to the promissory note with NuWay Energy, Inc. This note was referred to in the license agreement, and a copy of the note is attached hereto as Schedule D. This note is the only note between Sellers and NuWay Energy, Inc., and it replaces in its entirety the note between Seller and Med Wireless, Inc. There is no existing note between Seller and Med Wireless, Inc.

         4.10. DISCLOSURE. No representation or warranty by Seller in, and no document, statement, certificate, schedule or exhibit to be furnished or delivered to Purchaser pursuant to, this Agreement contains or will contain any material untrue or misleading statement of fact or omits or will omit any fact necessary to make the statements contained herein or therein not materially misleading.

         4.11. INVESTMENT INTENT. This Agreement is made with Seller in reliance upon each Seller's representations to Purchaser, evidenced by each Seller's execution of this Agreement, that Seller are acquiring the Common Stock for investment for Seller's own accounts, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

         4.12. COMMON STOCK NOT REGISTERED. Seller understands and acknowledges that the offering of Common Stock pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Purchaser's reliance upon such exemption is predicated upon Seller's representations set forth in this Agreement. Sellers understand and acknowledge that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available.

         4.13 OWNERSHIP OF ASSETS. Seller owns one hundred percent (100%) the Acquired Assets, free of any lien, right, title or interest of any third party.

             ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Sellers as follows:

         5.01. ORGANIZATION AND GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on Purchaser.

         5.02. AUTHORITY RELATIVE TO THIS AGREEMENT. Purchaser has the requisite corporate power and authority to enter into this Agreement and all Ancillary Documents, and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each Ancillary Document, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of Purchaser, or an authorized Committee thereof, and do not violate any provision of the Certificate of Incorporation or Bylaws of Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document and the consummation of the transactions provided for hereby and thereby will not conflict with or effect a breach, violation or default, or cause an event of default, under any mortgage, lease, or other material agreement or instrument, or any statute, regulation, order, judgment or decree to which it is a party or by which it is bound, or any law or governmental regulation applicable to Purchaser, or require the consent of any Person (other than the parties to this Agreement). This Agreement and the Ancillary Documents constitute the legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms, except as enforcement thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting rights of creditors generally and general principles of equity, whether applied at law or in equity.

         5.03. NO BROKER. Sellers shall not have any obligation or liability to pay any fee or other compensation to any Person engaged by Purchaser in connection with this Agreement and the transactions contemplated hereby.

         5.04. LITIGATION. There are no civil, criminal or administrative actions, suits, claims, hearings, investigations, arbitrations, or proceedings pending or threatened against Purchaser preventing, or which, if determined adversely to Purchaser would prevent Purchaser from consummating the transactions contemplated by this Agreement and the Ancillary Documents.

         5.05. KNOWLEDGE AND EXPERIENCE. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Sellers' prospective investment in the Common Stock; (ii) has the ability to bear the economic risk of Purchaser prospective investment;
(iii) has been furnished with and has had access to such information as Purchaser have considered necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by Purchaser satisfactorily answered by Seller; and (v) has not been offered the Common Stock by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

         5.06. NOT ORGANIZED TO PURCHASE. Purchaser have not been organized for the purpose of purchasing the Common Stock. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         5.07. COMMON STOCK NOT REGISTERED. Purchaser understands and acknowledges that the offering of Common Stock pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Seller's reliance upon such exemption is predicated upon Purchaser's representations set forth in this Agreement. Purchaser understands and acknowledges that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available.

             ARTICLE 6 - SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                                 INDEMNIFICATION

         6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Except as provided in the next sentence, all representations and warranties made by any party hereto contained in this Agreement or in any Ancillary Document, and the indemnification obligations of each party hereto with respect to representations and warranties, shall survive for a period ending two years following the Closing Date. Notwithstanding the foregoing, the representations and warranties relating to Section 4.03 hereof, and the indemnity obligations with respect to such representations and warranties, shall remain operative and in full force and effect until the expiration of the applicable statute of limitations.

         6.02. INDEMNIFICATION BY SELLER. Seller hereby agree, jointly and severally, to indemnify and hold Purchaser harmless from and against any and all damages, losses, Liabilities, deficiencies, costs and/or expenses (including all reasonable legal fees, expenses and other out-of-pocket costs) (collectively, "DAMAGES") resulting from, arising out of or in connection with or related to
(1) the Acquired Assets, (2) any misrepresentation or breach of warranty on the part of Seller, (3) non-fulfillment by Seller of any covenant or agreement under this Agreement or any Ancillary Document, (4) any lawsuit filed against Seller or Purchaser arising in whole or in part out of Seller's acquisition of the Acquired Assets; in each instance whether or not any such Damages are in connection with any action, suit, proceeding, demand or judgment of a third party (including Governmental Entities).

         6.03. INDEMNIFICATION BY PURCHASER. Purchaser hereby agrees to indemnify and hold Seller harmless from and against any and all Damages resulting from, arising out of or in connection with or related to (1) any misrepresentation or breach of warranty on the part of Purchaser or (2) non-fulfillment by Purchaser of any covenant or agreement under this Agreement or any Ancillary Document.


                      ARTICLE 7 - CONDITIONS TO THE CLOSING

         7.01. CONDITION TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to close the transactions contemplated hereby are subject to the satisfaction of the following condition: The representations and warranties made by Seller in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Acquired Assets shall not have been adversely affected in any material way prior to the Closing Date. Seller shall have delivered the original share certificates evidencing and constituting the ownership of the Acquired Assets, as well as any documentation required to properly transfer said share certificates, to attorney John R. Browning, counsel for both parties, who shall act as a facilitator of this transaction, and shall have endorsed said share certificates to Purchaser.

         7.02. CONDITION TO OBLIGATIONS OF SELLERS. The obligations of Seller to close the transactions contemplated hereby are subject to the satisfaction of the following conditions: The representations and warranties made by Purchaser in Section 5 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. Purchaser shall have signed the Promissory Note and delivered said note to the attorney John R. Browning, counsel for both parties, who shall act as a facilitator of this transaction.

                        ARTICLE 8 - ADDITIONAL AGREEMENTS

         8.01. AGREEMENTS AS TO TAX MATTERS. The parties to this Agreement will cooperate fully with each other, in connection with the preparation, signing and filing of tax returns and in any administrative, judicial or other proceeding involving taxes relating to the Acquired Assets.

         8.02. POST-CLOSING DOCUMENTS. The parties hereto will cooperate with one another after Closing and, without any further consideration, will execute and deliver such other documents as shall be reasonably required after the Closing to transfer title to the Acquired Assets to Purchaser and to take any other action necessary to carry out the intent and purposes of this Agreement.

         8.03. NOTICE. Each party shall notify the others of any claim, demand, action, suit or proceeding relating to or arising in connection with, the Acquired Assets as soon as practicable after learning of such claim, demand, action, suit, or proceeding.

                         ARTICLE 9 - GENERAL PROVISIONS

         9.01. EXPENSES. Each party shall pay its own expenses (including legal and accounting costs and expenses) in connection with the negotiation, preparation and consummation of this Agreement and the Ancillary Documents, and the transactions contemplated hereby and thereby.

         9.02. GOVERNING LAW; WAIVER OF JURY TRIAL. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

         9.03. SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement or the other Ancillary Documents may be brought in the courts of the State of California and the United States of America located in the City of Los Angeles, California and, by execution and delivery of this Agreement, the Purchaser hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Seller hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Each Seller hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.

         9.04. HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

         9.05. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified mail (return receipt requested) to the parties at the following address (or at such other address for a party as shall be specified by like notice), or if sent by telecopy to the parties at the following telecopy numbers;

                  if to Seller:
                  Summit Healthcare, Inc.
                  Camden Holdings, Inc.
                  9595 Wilshire Blvd
                  suite 510
                  Beverly Hills Ca 90210

                  if to Purchaser:
                  New Millennium Capital Partners, LLC
                  23461 South Pointe Drive, Suite 200
                  Laguna Hills, CA 92653
                  Attention: Dennis Calvert

         9.06. PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors of Sellers and Purchaser.

         9.07. FINAL AGREEMENT; ENTIRE AGREEMENT. This Agreement, including any agreements set forth as an annex to any this Agreement, is the final agreement between the parties and constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, whether signed or unsigned, with respect to the subject matter hereof.

         9.08. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

         9.09. AMENDMENT. This Agreement may be amended only by an instrument in writing signed by or on behalf of each of the parties hereto.

         9.10. PREPARATION OF AGREEMENT/WAIVER OF CONFLICT. Each party to this Agreement acknowledges that: (i) this Agreement was written by attorney John R. Browning, who has represented the Seller and Purchaser in prior matters, and that each party acknowledges the conflict in having one attorney draft the Agreement, that each party has been advised and had the opportunity to obtain independent counsel to review the terms of this Agreement, that attorney Browning did not negotiate the terms of this Agreement, and each party knowingly and voluntarily waives any conflict of interest in having attorney Browning prepare the agreement; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have duly executed this Asset Purchase Agreement as of the date first written above.

                                            SUMMIT HEALTHCARE, INC

                                                     /s/
                                            By:___________________________
                                            Name:  Mark Anderson
                                            Title: President

                                            SUMMITT VENTURES, INC.

                                                     /s/
                                            By:___________________________
                                            Name:  Mark Anderson
                                            Title:  President

                                            CAMDEN HOLDINGS, INC.

                                                     /s/
                                            By:___________________________
                                            Name:  Mark Anderson
                                            Title:  President

                                            MARK ANDERSON, an individual

                                                     /s/
                                            ------------------------------

                                            NEW MILLENNIUM CAPITAL PARTNERS, LLC

                                                     /s/
                                            By:___________________________
                                            Name:  Dennis Calvert
                                            Title:  Manager

                                   SCHEDULE A

                             Form of Promissory Note

                                   SCHEDULE B

                            Irrevocable Stock Powers

                                   SCHEDULE C

                              Domain Name Transfer

                                   SCHEDULE D

                 Summit Ventures / NuWay Energy Promissory Note